                                                                    EXHIBIT 10.3
                                 EXTENSITY, INC.

                    SERIES D PREFERRED STOCK PURCHASE WARRANT

THIS WARRANT AND THE SHARES WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

                                                   Effective Date: June 29, 1998
NO. 1998D-1                                            Void after March 25, 2008


        THIS CERTIFIES THAT, for value received, Comdisco, Inc. (the "HOLDER") is entitled to subscribe for and purchase shares of fully paid and nonassessable Series D Preferred Stock, par value $0.01 per share, (the "DESIGNATED PREFERRED STOCK") of Extensity, Inc., a Delaware corporation (the "COMPANY").

        1. Purchase Right. This Warrant represents the right of the Holder to subscribe for and purchase up to an aggregate of 8,290 shares of fully paid and nonassessable Designated Preferred Stock at an exercise price of $3.30 per share (as adjusted pursuant to Section 4 hereof) (the "EXERCISE PRICE").

        2. Method of Exercise; Payment.

            (a) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as EXHIBIT A duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check, of an amount equal to the aggregate Exercise Price for the number of shares of Designated Preferred Stock being purchased.

            (b) Net Issue Exercise. The Exercise Price may be paid at the Holder's election either (i) by cash or check, or (ii) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of shares of Designated Preferred Stock computed using the following formula:

               X =    Y(A-B)
                      ------
                         A

Where          X =    the number of shares of Designated  Preferred  Stock to be issued to the Holder

               Y = the number of shares of Designated Preferred Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

               A = the fair market value of one share of the Company's Designated Preferred Stock (at the date of such calculation)

               B = the Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of the Company's Designated Preferred Stock shall mean such fair market value as is reasonably determined as follows:

                (i) if the exercise is in connection with an initial public offering of the Company's Common Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the SEC, then the fair market value per share shall be the product of (x) the initial "Price to Public" specified in the final prospectus with respect to the offering and (y) the number of shares of Common Stock into which each share of Designated Preferred Stock is convertible at the time of such exercise;

                (ii) If this Warrant is exercised after, and not in connection with the Company's initial public offering, and;

                    (a) if traded on a securities exchange, the fair market value shall be deemed to be the product of (x) the average of the closing prices over a twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Designated Preferred Stock is convertible at the time of such exercise; or

                    (b) if actively traded over-the-counter, the fair market value shall be deemed to be the product of (x) the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Designated Preferred Stock is convertible at the time of such exercise;

                (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of the Company's Common Stock shall be the product of (x) the highest price per share, as determined in good faith by its Board of Directors and (y) the number of shares of Common Stock into which each share of Designated Preferred Stock is convertible at the time of such exercise, unless the Company shall become

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subject to a merger, acquisition or other consolidation pursuant to which the
Company is not the surviving party, in which case the fair market value of Designated Preferred Stock shall be deemed to be the value received by the holders of the Company's Designated Preferred Stock on a common equivalent basis pursuant to such merger or acquisition.

            (c) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Designated Preferred Stock so purchased shall be delivered to the Holder within a reasonable time, and in no event later than thirty (30) days thereafter, and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

        3. Stock Fully Paid; Reservation of Shares. All of the Designated Preferred Stock issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance a sufficient number of shares of its Designated Preferred Stock to provide for the exercise of the rights represented by this Warrant.

        4. Adjustment of Exercise Price and Number of Shares.

            (a) Subject to the provisions of Section 12 hereof, in the event that the Company shall at any time subdivide the outstanding shares of Designated Preferred Stock or shall issue a stock dividend on its outstanding shares of Designated Preferred Stock, then the number of shares of Designated Preferred Stock issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Designated Preferred Stock the number of shares of Designated Preferred Stock issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

            (b) In the case of any reclassification, recapitalization or change of the Designated Preferred Stock (other than any action for which adjustment is made pursuant to Section 4(a) hereof and other than a change as contemplated by
Section 12(b) hereof), the Company shall execute a new warrant providing that the Holder of this Warrant shall have the right to exercise such new warrant and to procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Designated Preferred Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares, other securities, money or property receivable upon such reclassification, recapitalization or change of the Designated Preferred Stock.

            (c) In the case of any merger or any capital reorganization of the shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation

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

whether or not the Company is the surviving corporation other than as set forth in section 13(c) hereof (hereinafter referred to as a "Merger Event"), then, as a part of such Merger Event, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of Designated Preferred Stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Holder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the Merger Event to the end that the provisions of this Warrant (including adjustments of the Exercise Price and number of shares of Designated Preferred Stock purchasable) shall be applicable to the greatest extent possible.

        5. Notice of Adjustments. Whenever the number of shares of Designated Preferred Stock purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 4 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of shares of Designated Preferred Stock which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

        6. Fractional Shares. This Warrant may not be exercised for fractional shares, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

        7. Representations and Warranties by the Company. The Company represents, covenants and warrants to the Holder as follows:

            (a) The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of shares of Designated Preferred Stock pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

            (b) If the Company proposes at any time to enter into a transaction described in Section 12(b) or Section 12(c) hereof, the Company shall give Holder at least fifteen (15) days written notice prior to the consummation of such transaction.

            (c) Reservation of Designated Preferred Stock. The Designated Preferred Stock issuable upon exercise of the Holder's rights will be duly and validly reserved and, when issued in accordance with the provisions of this Warrant, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Designated Preferred Stock issuable pursuant to this Warrant may be subject to restrictions on transfer under state and/or Federal securities laws. The Company has made available to the Holder true, correct and complete copies of its Amended and Restated Certificate of Incorporation ("CHARTER") and Bylaws, as amended. The issuance of certificates for shares

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

of Designated Preferred Stock upon exercise of the Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Designated Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Holder.

            (d) Due Authority. The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance to Holder of the right to acquire the shares of Designated Preferred Stock, have been duly authorized by all necessary corporate action on the part of the Company, and this Warrant is not inconsistent with the Company's Charter or Bylaws, does not contravene any law or governmental rule, regulation or order applicable to it, does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and this Warrant constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its respective terms.

            (e) Consents and Approvals. No material consent or approval of, giving notice to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for the filing of notices pursuant to Regulation D under the Act and any filing required by applicable state securities laws, which filings will be effective by the time required thereby.

            (f) Issued Securities. All issued and outstanding shares of Common Stock, Preferred Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of Common Stock, Preferred Stock and any other securities were issued in full compliance with all Federal and state securities laws. In addition:

                (i) As of June 29, 1998, the authorized capital of the Company consists of (A) 20,000,000 shares of Common Stock, of which 2,272,814 shares are issued and outstanding, and (B) 10,756,250 shares of Preferred Stock, of which 2,000,000 shares are designated Series A Preferred Stock ("SERIES A PREFERRED") all of which is issued and outstanding, 3,781,250 shares are designated Series B Preferred Stock ("SERIES B PREFERRED"), 3,750,000 shares of which are issued and outstanding and 23,437 shares of which are reserved for issuance upon exercise of outstanding warrants, 975,000 shares are designated Series C Preferred Stock ("SERIES C PREFERRED"), 937,500 shares of which are issued and outstanding and 4,000,000 shares are designated Designated Preferred Stock up to 3,675,170 shares of which may be sold pursuant to that certain Stock Purchase Agreement dated as of June 26, 1998 by and among the Company and the investors listed on Exhibit A attached thereto and up to 153,031 shares of which are reserved for issuance upon exercise of outstanding warrants or for future warrant grants with respect to agreements entered into with the Holder. Each share of Series A Preferred, Series B Preferred, Series C Preferred and Designated Preferred Stock outstanding is currently convertible into one share of Common Stock.

                (ii) The Company has reserved 2,000,000 shares of Common Stock for issuance under its 1996 Stock Option Plan, under which 491,111 shares are issued and outstanding and options for an aggregate of 1,150,750 shares are outstanding as of June 29, 1998. Except as set forth

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

herein there are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company's capital stock or other securities of the Company

                (iii) Except as set forth in the Amended and Restated Investor Rights Agreement dated June 26, 1998 ("INVESTOR RIGHTS AGREEMENT"), no shareholder of the Company has preemptive rights to purchase new issuances of the Company's capital stock.

            (g) Insurance. The Company has in full force and effect insurance policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customarily insured against in Company's line of business as otherwise may be required pursuant to the terms of any other contract or agreement, subject to customary deductibles.

            (h) Other Commitments to Register Securities. Except as set forth in the Investor Rights Agreement, the Company is not, pursuant to the terms of any other agreement currently in existence, under any obligation to register under the Act any of its presently outstanding securities or any of its securities, which may hereafter be issued.

            (i) Exempt Transaction. Subject to the accuracy of the Holder's representation in Section 10 hereof and provided that (a) such representations are correct at the time this Warrant is exercised, (b) this Warrant is not transferred and (c) the laws with respect to the subject matter herein are not amended, the Company covenants that the issuance of the Designated Preferred Stock upon exercise of this Warrant will constitute a transaction exempt from
(i) the registration requirements of Section 5 of the Act, in reliance upon
Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

            (j) Compliance with Rule 144. At the written request of the Holder, who proposes to sell Designated Preferred Stock issuable upon the exercise of the Warrant in compliance with Rule 144 within thirty days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

        8. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

            (a) This Warrant and the shares of Designated Preferred Stock issuable upon exercise hereof are being acquired for the Holder's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

            (b) The Holder understands that the Warrant and the shares of Designated Preferred Stock issuable on exercise hereof have not been registered under the Act by reason of their issuance in

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

a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the shares of Designated Preferred Stock issuable on exercise hereof have not been qualified under the blue sky laws of any jurisdiction by reason of their issuance in a transaction exempt from the qualification requirements of such blue sky laws, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

            (c) The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of the purchase of this Warrant and the shares of Designated Preferred Stock purchasable pursuant to the terms of this Warrant and of protecting the Holder's interests in connection therewith. The Holder is aware of the Company's business affairs and financial condition, and believes it has sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

            (d) The Holder is able to bear the economic risk of the purchase of the Designated Preferred Stock issuable on exercise of this Warrant.

        9. Restrictive Legend.

            The Designated Preferred Stock issuable on exercise of this Warrant shall (unless registered under the Act) be stamped or imprinted with a legend in substantially the following form:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION."

            "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE CORPORATION'S AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT, DATED JUNE 26, 1998. A COPY OF SUCH AGREEMENT MAY BE OBTAINED WITHOUT

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            CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL
            PLACE OF BUSINESS."

        10. Restrictions Upon Transfer and Removal of Legend.

            (a) The Company need not register a transfer of this Warrant or shares of Designated Preferred Stock issued on exercise of this Warrant bearing the restrictive legend set forth in Section 9 hereof, unless the conditions specified in such legend are satisfied and, at the discretion of the Company, the Company has received such representations from the transferee as the Company deems necessary to ensure compliance with applicable securities laws. The Company may also instruct its transfer agent not to register the transfer of the Shares unless one of the conditions specified in the legend referred to in
Section 9 hereof is satisfied.

            (b) Notwithstanding the provisions of paragraph (a) above, no opinion of counsel or "no-action" letter shall be necessary for a transfer without consideration by any holder (i) to an affiliate of the holder, (ii) if such holder is a partnership, to a partner or retired partner of such partnership who retires after the date hereof or to the estate of any such partner or retired partner, (iii) if such holder is a corporation, to a shareholder of such corporation, or to any other corporation under common control, direct or indirect, with such holder, or (iv) by gift, will or intestate succession of any individual holder to his spouse or siblings, or to the lineal descendants or ancestors of such holder or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were the original holder hereunder.

        11. Rights of Shareholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the shares of Designated Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

        12. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable upon the first to occur of:

            (a) 5:00 p.m., California local time, on March 25, 2008;

            (b) Five (5) years after the effective date of the Company's initial public offering; or

            (c) The merger or consolidation of the Company with or into, or other corporate reorganization of the Company with, or the sale of all or substantially all of the assets of the Company to, any third party other than any such transaction following which the shareholders of the Company

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

prior to the transaction own, by virtue of their holdings of securities of the Company prior to the transaction, a majority of the equity securities of the corporation surviving to the business and assets of the Company.

        13. Requests for Registration. Holder and Company agree that all shares of Designated Preferred Stock subject to the Warrant shall have the same registration rights and be subject to the same terms and conditions with respect to the registration and sale of such stock as possessed by the other Holders of Designated Preferred Stock.

        14. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one (1) business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at the Holder's address as set forth beneath the Holder's signature to this Warrant, and (ii) if to the Company, at the address of its principal corporate offices (attention: Company Secretary), or at such other address as the Company shall have furnished to the other parties hereto in writing.

        15. Governing Law. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California; provided, however, that to the extent the value of the Warrants is considered in evaluating compliance with usury laws pursuant certain loan agreement entered into between the Company and the Holder, the laws of the State of Illinois shall govern.

        16. Entire Agreement. This Warrant contains the entire agreement among the Company and the Holder with regard to the subject matter hereof.

        17. Successors and Assigns. The terms and provisions of this Warrant shall be binding upon the Company and the Holder and their respective successors, assigns, heirs and legal representatives.

        18. Titles and Subtitles. The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting this Warrant.

        19. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

        20. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

        21. Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        22. Effective Date: The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company.

        23. Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        24. Remedies. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit or equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Holder will not have an adequate remedy at law and where damages will not be readily ascertainable.

        25. No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

        26. Survival. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant shall survive the execution and delivery of this Warrant.


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                             ANTIDILUTION PROVISION

        Antidilution Provision. Except with respect to those antidilution provisions contained herein, the Designated Preferred Stock issuable upon execution of this Warrant shall be granted the same antidilution protection as the other holders of Designated Preferred Stock. The Company shall promptly provide the Holder with any restatement, amendment, modification or waiver of the Charter that materially affects the rights, preferences and privileges of the Designated Preferred Stock. The Company shall provide Holder with prior written notice of any issuance of its stock or other equity security that will implicate such antidilution provisions to occur after the Effective Date of this Warrant, which notice shall include (a) the price at which stock or security is to be sold, (b) the number of shares to be issued, and (c) such other information as necessary for Holder to determine if a dilutive event has occurred.

        Issued this 29th day of June, 1998.

                                            EXTENSITY, INC.



                                            ------------------------------------
                                            Sharam Sasson, President

ACCEPTED:


-----------------------------------
By:
   --------------------------------

Title:
      -----------------------------


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



                                    EXHIBIT A

                               NOTICE OF EXERCISE

TO:     EXTENSITY, INC.
        5801 Christie Avenue, Suite 590
        Emeryville, California  94608
        Attention: President

        1. The undersigned hereby elects to purchase __________ shares of Designated Preferred Stock of EXTENSITY, INC. (the "COMPANY") pursuant to the terms of the attached Warrant.

        2. Method of Exercise (Please initial the applicable blank):

               ___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

               ___ The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 2(b) of the Warrant.

        3. Please issue a certificate or certificates representing said shares of Designated Preferred Stock in the name of the undersigned or in such other name as is specified below:

                             ---------------------------------------
                                               (Name)

                             ---------------------------------------

                             ---------------------------------------
                                              (Address)

        4. The undersigned hereby represents and warrants as follows:

            (a) The shares of Designated Preferred Stock being acquired hereby (the "SECURITIES") are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares, except pursuant to a registration or exemption.

            (b) All representations and warranties of the undersigned set forth in Section 8 of the attached Warrant are true and correct as of the date hereof.

            (c) The undersigned is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The undersigned is purchasing the Securities for the undersigned's own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "ACT").

            (d) The undersigned understands that the Securities have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, the undersigned understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

            (e) The undersigned further understands that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available. Moreover, the undersigned understands that the Company is under no obligation to register the Securities. In addition, the undersigned understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

            (f) The undersigned is familiar with the provisions of Rule 144, promulgated under the Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things, except as otherwise provided by section (k) of such Rule 144: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one (1) year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, (3) in the case of an affiliate, or of a non-affiliate who has held the securities less than two
(2) years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three (3) month period not exceeding the specified limitations stated therein, if applicable.

            (g) The undersigned further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                         ---------------------------------------

                                         By:
                                            ------------------------------------

                                         Title:
                                               ---------------------------------

                                         Date:
                                              ----------------------------------

                                    EXHIBIT B

                                FORM OF TRANSFER

                  (To be signed only upon transfer of Warrant)

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________ the right represented by the attached Warrant to purchase ____________ shares of the Designated Preferred Stock of EXTENSITY, INC. to which the attached Warrant relates, and appoints ______________ Attorney to transfer such right on the books of EXTENSITY, INC. with full power of substitution in the premises.

        Dated: ____________________


                                ----------------------------------------------
                                (Signature must conform in all respects to the name of the Holder as specified on the face of the Warrant)

                                ----------------------------------------------

                                ----------------------------------------------
                                                  (Address)


Signed in the presence of:


--------------------------------